EXHIBIT 24







                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.







                                       /s/ William L. Brown

                                       ___________________________

                                       William L. Brown









                                                         EXHIBIT 24





                               POWER OF ATTORNEY







              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  Sol Sackel

                                       ___________________________

                                       Sol Sackel





                                                       EXHIBIT 24



                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  Daniel B. Hogan

                                       ___________________________

                                       Daniel B. Hogan







                                                       EXHIBIT 24



                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the  20th day of February,

         1995.





                                       /s/  Samuel S. Dennis 3d

                                       ___________________________

                                       Samuel S. Dennis 3d





                                                       EXHIBIT 24





                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  John Bolten, Jr.

                                       ___________________________

                                       John Bolten, Jr.







                                                       EXHIBIT 24





                               POWER OF ATTORNEY

              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  Walter F. Greeley

                                       ___________________________

                                       Walter F. Greeley





                                                       EXHIBIT 24





                               POWER OF ATTORNEY



              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  Nicholas Muller, III

                                       ___________________________

                                       Nicholas Muller, III

                                                       EXHIBIT 24



                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  Thomas L. King

                                       ___________________________

                                       Thomas L. King







                                                       EXHIBIT 24





                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.

              Witness my signature as of the 20th day of February,

         1995.





                                       /s/   Lindsay M. Sedwick

                                       ___________________________

                                       Lindsay M. Sedwick







                                                       EXHIBIT 24



                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  Thomas H. DeWitt

                                       ___________________________

                                       Thomas H. DeWitt







                                                       EXHIBIT 24





                               POWER OF ATTORNEY





              The undersigned, a director of Standex International

         Corporation, hereby constitutes Thomas H. DeWitt and Edward

         J. Trainor, and each of them singly, my true and lawful

         attorney with full power to them, and to each of them singly,

         to sign for me and in my name, as a director of Standex

         International Corporation, Registration Statements of Standex

         International Corporation on Form S-8 to be filed with the

         Securities and Exchange Commission, and any and all

         amendments to said Registration Statements, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all

         requirements of the Securities and Exchange Commission,

         hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration

         Statements and any and all amendments thereto.



              Witness my signature as of the 20th day of February,

         1995.





                                       /s/  David R. Crichton

                                       ___________________________

                                       David R. Crichton